Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Income Tax [Line Items]
Income Tax

16. INCOME TAXES

The tax expense and the effective tax rate resulting from operations were as follows:

	Three Months Ended
(In thousands)	March 31, 2022	March 31, 2021
Income (loss) before income taxes	$(24,751)	$(19,093)
Income tax expense	$352	$167
Effective tax rate	(1.42)%	(0.87)%

The increase in the effective tax rate for the three months ended March 31, 2022, compared to the three months ended March 31, 2021, is primarily due to the amount and mix of income (loss) from multiple tax jurisdictions and withholding taxes in excluded loss jurisdictions.

The Company’s recorded effective tax rate differs from the U.S. statutory rate primarily due to an increase in the domestic valuation allowance caused by tax losses, foreign withholding taxes, and foreign tax rate differentials from the U.S. domestic statutory tax rate.

The Company currently has valuation allowances recorded against its deductible temporary differences and net operating loss carryforwards in certain jurisdictions where the realizability of such deferred tax assets is substantially in doubt.  Each quarter, the Company assesses the likelihood that it will be able to recover its deferred tax assets. The Company considers available evidence, including significant events and transactions, both positive and negative, including reversing taxable temporary differences and forecasted earnings in assessing its need for a valuation allowance in each jurisdiction.  As a result of the Company’s analysis, it concluded that it is more likely than not that a portion of its deferred tax assets will not be realized. Therefore, the Company continues to provide a valuation allowance against its deferred tax assets in certain jurisdictions.  The Company continues to monitor available evidence and may reverse some or all its remaining valuation allowance in future periods, if appropriate.  The Company has a recorded valuation allowance against its deferred tax assets of $86,694 thousand as of March 31, 2022, and $50,821 thousand as of March 31, 2021.

16.	INCOME TAXES

The Company’s income (loss) before provision for income taxes for the years ended December 31, 2021 and 2020 consist of the following:

	2021	2020
United States	$(79,962)	$(73,056)
International	878	(613)
	$(79,084)	$(73,669)

The components of the provision for income taxes for the years ended December 31, 2021 and 2020 consist of the following:

	2021	2020
Current:
Federal	$—	$—
State	5	3
International	339	594
	$344	$597

	2021	2020
Deferred:
Federal	$—	$—
State	—	—
International	112	141
	$112	$141
Total provision	$456	$738

The Company has incurred net pre-tax losses in the United States only for all periods presented. The Company recorded an income tax expense of $456 and $738 for the years ended December 31, 2021 and 2020, which reflects withholding tax paid on the U.S. books for sales in Korea and estimated 2021 income tax related to foreign subsidiaries.

The benefit from income taxes differs from the amount expected by applying the federal statutory rate to the loss before taxes as follows:

	2021	2020
Federal statutory income tax rate	21.00%	21.00%
State income tax rate, net of federal benefit	2.56%	1.63%
Foreign withholding and income tax	(0.49)%	(0.99)%
Research and development credits	2.03%	2.51%
Change in valuation allowance	(22.55)%	(20.44)%
Stock based compensation	(0.92)%	(0.00)%
Non-deductible permanent expenses	(1.26)%	(4.61)%
Other	(0.95)%	(0.09)%
	(0.58)%	(0.99)%

Deferred income tax reflects the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The categories that give rise to significant components of the deferred tax assets are as follows:

	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$70,808	$54,527
Research and development credits	10,650	9,035
Property and equipment and intangible assets	91	—
Deferred revenue	3,662	2,752
Contract liability	1,154	2,282
Share-based compensation	1,235	1,036
Deferred rent	—	378
Operating lease liabilities	2,861	—
Debt issuance cost	—	121
Accruals and reserves	863	989
Gross deferred tax assets	91,324	71,120
Valuation allowance	(86,695)	(68,760)
Deferred tax liabilities:
Property and equipment and intangible assets	—	(78)
Right-of-use assets	(2,461)	—
Gross deferred tax liabilities	(2,461)	(78)
Net deferred tax assets	$2,168	$2,282

Based on available objective evidence, management believes it is more-likely-than-not that the federal and state deferred tax assets will not be fully realized due to the Company’s cumulative losses. Accordingly, the Company has provided a valuation allowance on deferred tax assets in excess of deferred tax liabilities against its federal and state deferred tax assets as of December 31, 2021 and 2020. The valuation allowance increased by $17,934 and by $15,265 for the year ended December 31, 2021 and 2020, respectively.

The Company is not asserting permanent reinvestment of its unrepatriated foreign earnings under APB23. Management has analyzed the unrepatriated foreign earnings balances and determined that the following balances exist according to U.S. GAAP as of December 31, 2021: $972 in Canada, $0 in China, $5,681 in Germany, $159 in Japan and $0 in Korea. Based on the U.S. income tax treaties with Japan and Germany, the Company is entitled to a reduced 0% withholding rate on dividends from the Japanese and German subsidiaries (respectively). Under the U.S. income tax treaty with Canada, the withholding tax rate on dividends is reduced to 5%. Based on the unrepatriated earnings balance of $972, the effective tax liability is approximately $49. Management deems this amount to be immaterial to the financials.

As of December 31, 2021, the Company had net operating loss carry forwards of approximately $301,503 and $102,925 available to reduce future taxable income, if any, for both federal and state income tax purposes, respectively. Additionally, as of December 31, 2021, the Company had Germany net operating loss carryforwards of $3,383. The federal and state net operating loss carry forwards will start to expire in 2025 and 2028, respectively, with the exception of $212,867 in federal net operating loss carryforwards, which can be carried forward indefinitely. The Germany net operating losses can be carried forward indefinitely.

The Company also had federal and state research and development credit carry forwards of approximately $8,900 and $7,993, respectively, at December 31, 2021. The federal credits will expire starting in 2029 if not utilized. State research and development tax credits will carry forward indefinitely.

Under Sections 382 and 383 of the Internal Revenue Code of 1986 and similar state tax laws, if a corporation undergoes an ownership change, the utilization of net operating loss carryforwards and other tax attributes could be subject to an annual limitation. The annual limitation may result in the expiration of the net operating loss carryforwards and credits carryforwards before utilization. The Company has not undertaken a study to determine if ownership change has occurred as defined under IRC Section 382. In the event the Company previously experienced an ownership change, or should experience an ownership change in the future, the amount of net operating losses and research and development credit carryovers, which are reserved by a full deferred tax asset valuation allowance, could be limited and may expire unutilized.

As of December 31, 2021, the Company has not filed its 2019 Germany income tax return. Accordingly, the Company has recognized $474 of interest and penalties expected to be owed with the late filing of the 2019 Germany income tax return, which have been included as other expense in the Company’s statement of operations with its consolidated financial statements.

The Company’s tax years 2006 to 2021 will remain open for examination by the federal and state authorities for three and four years, respectively, from the date of utilization of any net operating loss credits.

On March 27, 2020 and December 27, 2020, the United States enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act and the Consolidated Appropriation Act (CAA), respectively, as a result of the Coronavirus pandemic, which contain among other things, numerous income tax provisions. Some of these tax provisions are expected to be effective retroactively for years ending before the date of enactment. The company has evaluated the current legislation and at this time, does not anticipate the CARES Act or the CCA to have a material impact on its financial statements.

Archimedes Tech Spac Partners Co [Member]
Income Tax [Line Items]
Income Tax

Note 10 — Income Tax

The Company’s net deferred tax assets are as follows:

	December 31, 2021	December 31, 2020
Deferred tax asset
Organizational costs/Startup expenses	$51,171	$150
Capitalized costs related to Business Combination	82,920	—
Federal net operating loss	77,042	—
Total deferred tax asset	211,133	150
Valuation allowance	(211,133)	(150)
Deferred tax asset, net of allowance	$—	$—

The income tax provision consists of the following:

	December 31, 2021	December 31, 2020
Federal
Current	$—	$—
Deferred	211,133	150
State
Current	—	—
Deferred	—	—
Change in valuation allowance	(211,133)	(150)
Income tax provision	$—	$—

As of December 31, 2021, the Company has $366,866 of U.S. federal net operating loss carryovers, which do not expire, and no state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2021, the change in the valuation allowance was $210,982.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2021 is as follows:

Statutory federal income tax rate	21.00%
State taxes, net of federal tax benefit	0.00%
Permanent Book/Tax Differences	0.49%
Change in valuation allowance	(21.49)%
Income tax provision	—%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.